EATON VANCE NATIONAL LIMITED MATURITY MUNICIPAL INCOME FUND

Supplement to Prospectus and
Summary Prospectus dated August 1, 2017

Class B shares of Eaton Vance National Limited Maturity Municipal Income Fund (the “Fund”) have been converted into the corresponding Class A shares of the Fund.  All references to Class B shares of the Fund are hereby removed.

September 20, 2017

26849 9.20.17